UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2008

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HealthSouth Corporation

(Exact Name of Registrant as Specified in Charter)

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Delaware

(State or Other Jurisdiction of Incorporation)

000-10315	63-0860407
(Commission File Number)	(IRS Employer Identification No.)

3660 Grandview Parkway, Suite 200, Birmingham, Alabama 35243

(Address of Principal Executive Offices, Including Zip Code)

(205) 967-7116

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 24, 2008, HealthSouth Corporation (the "Company") entered into an underwriting agreement with J.P. Morgan Securities Inc. (the "Underwriter"). Pursuant to the underwriting agreement, the Company agreed to issue and sell to the Underwriter, and the Underwriter has agreed to purchase for resale to the public, 8,800,000 shares of the Company's common stock. The sale of the shares is registered pursuant the Registration Statement on Form S-3, Registration No. 333-151848, filed by the Company with the Securities and Exchange Commission, and this Current Report is being filed to incorporate such underwriting agreement by reference into such Registration Statement and is incorporated by reference herein. A copy of the underwriting agreement is attached hereto as Exhibit 1.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHSOUTH CORPORATION
By:	/s/ John L. Workman
Name: John L. Workman
Title: Executive Vice President and Chief Financial Officer

Date: June 26, 2008

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of June 24, 2008, by and between HealthSouth Corporation and J.P. Morgan Securities Inc.